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======                                                                    ======
NUMBER                                                                    SHARES
======      ======================================================        ======

 P__         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
======      ======================================================        ======

                 =============================================
                 SEMICONDUCTOR LASER INTERNATIONAL CORPORATION
                 =============================================

                    TOTAL AUTHORIZED ISSUE 25,000,000 SHARES
                                                               See Reverse for
                                                             Certain Definitions

20,000,000 SHARES PAR VALUE $.01 EACH       5,000,000 SHARES PAR VALUE $.01 EACH
           COMMON STOCK                            SERIES A 8% CONVERTIBLE
                                                       PREFERRED STOCK

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

This is to Certify that _______________________________________ is the owner of

________________________________________________________________________________
FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A 8% CONVERTIBLE PREFERRED STOCK
                 SEMICONDUCTOR LASER INTERNATIONAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated

/s/ Susan M. Burnham                                   /s/ Geoffrey T. Burnham
--------------------                               -----------------------------
                                                             PRESIDENT
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

                       [REVESE SIDE OF STOCK CERTIFICATE]

      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

      The following abbreviations, when used in the inscription on the face of this certrificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM     - as tenant in common

      TEN ENT     - as tenant by the entireties

      JT TEN - as joint tenants with right of survivorship and not as tenant in common

      UNIF GIFT MIN ACT - ..... Custodian .......
                          (Cust)          (Minor)
      under Uniform Gifts to Minors Act ....................
                                              (State)

     Additional abbreviations may also be used though not in the above list

For the value received ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

________________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

      Dated _________________________ 19 _____
                 In presence of
                                         ______________________________________

____________________________________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.